                                                                    Exhibit 31.2

I, James Weber,  Chief Financial Officer of FalconStor  Software,  Inc., certify that:

     1.   I have  reviewed  this  quarterly  report on Form  10-Q of  FalconStor
          Software, Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this quarterly report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the financial condition, results of operations and cash flows of the  registrant  as of,  and for,  the  periods  presented  in this report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e))  and internal control  over  financial  reporting  (as defined in Exchange Act Rules
          13a-15(f) and 15d-15(f)) for the registrant and we have:

              a)   designed such disclosure  controls and procedures,  or caused such disclosure  controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated  subsidiaries, is  made  known  to  us  by  others  within  those  entities, particularly  during the period in which this report is being prepared;

              b)   designed such internal control over financial  reporting,  or caused such internal  control over financial  reporting to be
                   designed  under  our  supervision,   to  provide   reasonable
                   assurance  regarding the  reliability of financial  reporting and the  preparation  of  financial  statements  for external purposes in accordance  with  generally  accepted  accounting principles;

              c)   evaluated the  effectiveness of the  registrant's  disclosure controls  and  procedures  and  presented  in this report our
                   conclusions   about  the   effectiveness  of  the  disclosure
                   controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

              d)   disclosed  in this  report  any  change  in the  registrant's internal  control  over  financial  reporting  that  occurred during the  registrant's  most  recent  fiscal  quarter  (the registrant's  fourth fiscal  quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's  internal control over financial reporting; and

     5.   The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation  of  internal  control  over  financial reporting, to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

              a)   all significant  deficiencies and material  weaknesses in the design  or  operation  of  internal  control  over  financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

              b)   any fraud, whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in the registrant's internal control over financial reporting.

     Date:    August 8, 2007                 /s/ James Weber
                                             -----------------------------------
                                             James Weber
                                             Chief Financial Officer
                                             (principal financial and
                                             accounting officer)